Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that the Quarterly Report of Cytokinetics, Incorporated on Form 10-Q for the quarterly period ended March 31, 2025 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Cytokinetics, Incorporated.

Dated: May 6, 2025

/s/ Robert I. Blum
Robert I. Blum,
President and Chief Executive Officer (Principal Executive Officer)

/s/ Sung H. Lee
Sung H. Lee,
Executive Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)